Exhibit 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Freedom Capital Corporation (the “Company”) for the annual period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), Jeffrey McClure, as Chief Executive Officer of the Company, and Robert F. Amweg, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Form 10-K of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 18, 2016

              /s/ Jeffrey McClure

                Jeffrey McClure
             Chief Executive Officer

            /s/ Robert F. Amweg

              Robert F. Amweg
           Chief Financial Officer